                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549



                                    FORM 8K



                                 Current Report
                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 24, 1998 (March 23,
                                     1998)


                             SAMSONITE CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-23214


          DELAWARE                               36-3511556
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)              Identification Number)


       11200 East 45th Avenue                       80239
          Denver, Colorado                        (Zip Code)
(Address of principal executive offices)


      Registrant's telephone number, including area code:  (303) 373-2000
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ITEM 5.  OTHER EVENTS

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     On March 23, 1998, the Company issued press releases filed herewith as
     Exhibits 99.1, 99.2 and 99.3. Such press releases are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements of Business Acquired.

          Not applicable

(b)  Pro Forma Financial Information.

          Not applicable

(c)  Exhibits.


Exhibit Number Description
-------------- -----------

99.1           Press Release issued by Samsonite Corporation on March 23, 1998.

99.2           Press Release issued by Samsonite Corporation on March 23, 1998.

99.3           Press Release issued by Samsonite Corporation on March 23, 1998.
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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 24, 1998                              Samsonite Corporation



                                         by:  /s/ Thomas R. Sandler
                                              -----------------------
                                         Name: Thomas R. Sandler
                                         Title:Chief Financial Officer
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                               INDEX TO EXHIBITS


Exhibit Number Description
-------------- -----------

99.1           Press Release issued by Samsonite Corporation on March 23, 1998.

99.2           Press Release issued by Samsonite Corporation on March 23, 1998.

99.3           Press Release issued by Samsonite Corporation on March 23, 1998.